March 15, 2010

Dreyfus Funds, Inc.
-Dreyfus Mid-Cap Growth Fund

Supplement to Prospectus
dated May 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Management-Investment adviser”:

     B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, serve as the fund’s co-primary portfolio managers, positions they have held since March 2010. Mr. Watts is a senior managing director and the lead portfolio manager of the U.S. small-cap, small/mid-cap and micro-cap growth investment team at The Boston Company Asset Management, LLC (TBCAM), a Dreyfus affiliate, where he has been employed since 2001. Mr. Zeuthen is a director, equity research analyst and member of the U.S. small-cap, small/mid-cap and micro-cap growth investment team at TBCAM, where he has been employed since 2006. Prior to joining TBCAM, Mr. Zeuthen was a technology analyst at Bricoleur Capital from 2001 to 2006. Mr. Watts and Mr. Zeuthen have been employed by Dreyfus since December 2008 and March 2010, respectively.

0291S0310

March 15, 2010

Dreyfus Funds, Inc.
-Dreyfus Mid-Cap Growth Fund

Supplement to Statement of Additional Information (the “SAI”)
dated May 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Investment Adviser, Distributor and Other Service Providers-Portfolio Managers-Portfolio Management”:

     B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, serve as the Fund’s co-primary portfolio managers. Messrs. Watts and Zeuthen are dual employees of Dreyfus and The Boston Company Asset Management, LLC, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of February 28, 2010:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
B. Randall Watts, Jr.	5	$768.9 Million	5	$362.8 Million	26*	$1.427 Billion
Robert C. Zeuthen	0	0	0	0	3*	$188 Million

* Three of the other accounts co-managed by Mr. Watts and Mr. Zeuthen
($188 million in aggregate assets) are subject to a performance-based advisory fee.

     As of February 28, 2010, Messrs. Watts and Zeuthen did not beneficially own any shares of the Fund.